Exhibit 10.16

AMENDMENT

to

CERTAIN PROGRAM DOCUMENTS

in relation to the

VON KARMAN FUNDING LLC SECURED LIQUIDITY NOTES PROGRAM 2003

THIS AMENDMENT, dated as of September 30, 2004 (this “Amendment”), is made by and among Von Karman Funding LLC (the “Issuer”), New Century Mortgage Corporation (as Seller and as Servicer under the Mortgage Loan Purchase and Servicing Agreement (as described below), the “Seller,” or the “Servicer,” as the case may be), Citibank, N.A. (the “Swap Counterparty”), and Deutsche Bank Trust Company Americas (the “Collateral Agent”).

WHEREAS, the Issuer, the Seller and the Servicer have heretofore entered into that certain Mortgage Loan Purchase and Servicing Agreement, dated as of September 3, 2003 (the “Mortgage Loan Purchase and Servicing Agreement”) in connection with the issuance of certain Secured Liquidity Notes;

WHEREAS, the Issuer and the Collateral Agent have heretofore entered into that certain Security Agreement, dated as of September 3, 2003 (the “Security Agreement”) under which certain Secured Liquidity Notes have been issued, and subject to certain conditions, may in the future be issued;

WHEREAS, the ultimate parent of the Issuer, the Seller and the Servicer as of September 3, 2003, was New Century Financial Corporation, a company incorporated and existing under the laws of the State of Delaware;

WHEREAS, New Century Financial Corporation, pursuant to a proxy statement/prospectus (the “Proxy Statement/Prospectus”) dated as of August 13, 2004, is seeking approval of its stockholders, inter alia, to convert from its current status as a C corporation into a real estate investment trust (a “REIT”) for U.S. federal income tax purposes, in the manner and subject to the conditions described in such Proxy Statement/Prospectus;

WHEREAS, without limitation of and subject to the disclosures made in the Proxy Statement/Prospectus, as part of the conversion of New Century Financial Corporation into a REIT, a new company known as New Century REIT, Inc. (“New Century REIT”) has been incorporated and is existing under the laws of the State of Maryland, and upon successful completion of the transactions described in the Proxy Statement/Prospectus, inter alia, first, New Century REIT will become the ultimate parent of the Issuer, the Seller and the Servicer, second, New Century REIT will change its name to “New Century Financial Corporation,” and third, New Century Financial Corporation will change its name to “New Century TRS Holdings, Inc.”;

WHEREAS, the Mortgage Loan Purchase and Servicing Agreement and the Security Agreement make various references to New Century Financial Corporation, but do not define such corporation further other than by its name;

WHEREAS, it is the desire and intent of all the parties to the Mortgage Loan Purchase and Servicing Agreement and the Security Agreement, together with the Swap Counterparty, that references in the Mortgage Loan Purchase and Servicing Agreement to “New Century Financial Corporation” be references to the ultimate parent of the Issuer, the Seller and the Servicer, and that following successful completion of the transactions described in the Proxy Statement/Prospectus, such references become references to the entity formerly known as New Century REIT, Inc., and no longer be references to the entity then known as New Century TRS Holdings, Inc.;

WHEREAS, although the precise references in the Mortgage Loan Purchase and Servicing Agreement and the Security Agreement to “New Century Financial Corporation” will not need to be changed to achieve the desires and intents described in the preceding paragraph, the parties hereto nevertheless wish to enter into this Amendment to the Mortgage Loan Purchase and Servicing Agreement and the Security Agreement in order to clarify the substantive change in the entity referred to;

WHEREAS, certain financial covenants in the Mortgage Loan Purchase and Servicing Agreement and the Security Agreement are required to be amended as a result of the conversion of New Century Financial Corporation into a real estate investment trust, and as a result of the proposed issuance of new shares of common stock as described in the Proxy Statement/Prospectus;

WHEREAS, Section 3.2(ii) of the Mortgage Loan Purchase and Servicing Agreement makes references to the “Soldiers’ and Sailors’ Civil Relief Act of 1940,” which act has changed its name;

WHEREAS, Section 12.2 of the Mortgage Loan Purchase and Servicing Agreement provides for amendments thereto to be made in writing and signed by the Issuer, the Seller, the Servicer and the Swap Counterparty, provided that Rating Agency Confirmation is received;

WHEREAS, Section 10.01 of the Security Agreement provides for amendments thereto to be made in writing and signed by the Issuer, the Collateral Agent and the Swap Counterparty, provided that Rating Agency Confirmation is received;

WHEREAS, the Issuer, the Seller, the Servicer, the Collateral Agent and the Swap Counterparty propose to amend the Mortgage Loan Purchase and Servicing Agreement and the Security Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained and for other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the Issuer, the Seller, the Servicer, the Collateral Agent and the Swap Counterparty hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Certain Definitions. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Mortgage Loan Purchase and Servicing Agreement or the Security Agreement.

ARTICLE II

AMENDMENTS

Section 2.01 Amendment to Financial Covenants. With effect from the successful completion of the transactions described in the Proxy Statement/Prospectus:

(i) Section 3.5(i)(ii) of the Mortgage Loan Purchase and Servicing Agreement is deleted in its entirety, and the following is substituted in place thereof:

“(ii) Ensure that New Century Financial Corporation shall maintain, as of the last day of each of its fiscal quarters, a Tangible Net Worth not less than the sum of (1) $750,000,000, and (2) fifty percent (50%) of all increases in shareholders’ equity in New Century Financial Corporation attributable to issuances of common stock since October [    ], 20041.”

(ii) Section 3.5(i)(i)(iv) of the Mortgage Loan Purchase and Servicing Agreement is deleted in its entirety, and the following is substituted in place thereof:

“(iv) Ensure that New Century Financial Corporation shall maintain (1) its status as a real estate investment trust for purposes of U.S. federal income tax, and (2) a ratio of Total Indebtedness to Tangible Net Worth not greater than 12:1 measured on the last day of each of its fiscal quarters.”

Section 2.02 Amendment to Definition of “Cash Collateral Event.” With effect from the successful completion of the transactions described in the Proxy Statement/Prospectus, each of sub-section (i) and sub-section (ii) of the definition of “Cash Collateral Event” as it appears in the Security Agreement, is deleted in its entirety, and the following is substituted in their respective places:

“(i) [RESERVED]”

“(ii) the Tangible Net Worth of New Century Financial Corporation on the last day of each of its fiscal quarters shall be less than the sum of (1) $800,000,000, and (2) fifty percent (50%) of all increases in

[1]	This will be the date that the capital raising conducted in connection with the REIT conversion is completed.

shareholders’ equity in New Century Financial Corporation attributable to issuances of common stock since October [    ], 20042”

Section 2.03 Amendment to References to “New Century Financial Corporation.” With effect from the successful completion of the transactions described in the Proxy Statement/Prospectus, all references, including the following, to “New Century Financial Corporation” shall cease to be references to New Century Financial Corporation, a corporation formed and existing under the laws of the State of Delaware, and shall become references to the entity formerly known as New Century REIT, Inc., a corporation formed and existing under the laws of the State of Maryland:

Section ref.	Section

Mortgage Loan Purchase and Servicing Agreement

3.1(f)	No Litigation Pending. Other than as disclosed on the most recent 10-K and 10-Q filings with the Securities Exchange Commission by New Century Financial Corporation, there is no action, suit, proceeding or investigation pending or to its knowledge threatened against the Company which, either in any one instance or in the aggregate, would result in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted, or which would draw into question the validity of this Purchase Agreement or any Transfer Supplement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Company contemplated herein, or which would be likely to impair materially the ability of the Company to perform under the terms of this Purchase Agreement or any Transfer Supplement

3.1(j)	Financial Statements. The financial statements of New Century Financial Corporation, copies of which have been furnished to the Purchaser, (i) are, as of the dates and for the periods referred to therein, complete and correct in all material respects, (ii) present fairly the financial condition and results of operations of New Century Financial Corporation as of the dates and for the periods indicated and (iii) have been prepared in accordance with GAAP consistently applied, except as noted therein (subject as to interim statements to normal year-end adjustments). Since the date of the most recent financial statements, there has been no change which has had a material adverse effect with respect to New Century Financial Corporation. Except as disclosed in such financial statements, New Century Financial Corporation is not subject to any contingent liabilities or commitments that, individually or in the aggregate, have a reasonable likelihood of having a material adverse effect with respect to New Century Financial Corporation.

[2]	This will be the date that the capital raising conducted in connection with the REIT conversion is completed.

Section ref.	Section
Certain Financial Covenants. The Seller and the Purchaser shall:

3.5(i)(ii), 3.5(i)(iv) and 3.5(i)(v), together with the referable Exhibits G-1 and G-2

...

(ii) Ensure that New Century Financial Corporation shall maintain, as of the last day of each of its fiscal quarters, a Tangible Net Worth not less than the sum of (1) $750,000,000, and (2) fifty percent (50%) of all increases in shareholders’ equity in New Century Financial Corporation attributable to issuances of common stock since October [    ], 2004[3].

...

(iv) Ensure that New Century Financial Corporation shall maintain (1) its status as a real estate investment trust for purposes of U.S. federal income tax, and (2) a ratio of Total Indebtedness to Tangible Net Worth not greater than 12:1 measured on the last day of each of its fiscal quarters.

(v) Maintain, together with New Century Financial Corporation on a consolidated basis, Liquidity in an amount equal to not less than $60,000,000.

(b) With respect to each sale of Mortgage Loans entered into by the Purchaser, the Servicer shall:

4.2(b)(iii)

...

(iii) deliver to the Purchaser for inclusion in any prospectus or other offering material such written information regarding New Century Financial Corporation, its respective financial condition, mortgage loan origination and servicing experience, and mortgage loan delinquency, foreclosure and loss experience as shall be reasonably requested by the Purchaser and indemnify and hold harmless the Purchaser against any and all liabilities, losses and expenses arising under the Securities Act in connection with any material misstatement contained in such written information or any omission of a material fact the inclusion of which was necessary to make such written information not misleading;

[3]	This will be the date that the capital raising conducted in connection with the REIT conversion is completed.

Section ref.	Section
Annual Financials, Annual Independent Public Accountants’ Servicing Report.
6.5(b)(ii)

...

The Purchaser and the Seller shall keep or cause to be kept in reasonable detail books and records of account of their assets and business and shall clearly reflect therein the transfer of the Mortgage Loans to the Purchaser. The Company shall furnish or cause to be furnished to the Purchaser, the Manager, the Collateral Agent, the SLN Placement Agents and the Swap Counterparty the following financial statements: (x) as soon as available and in any event within ninety (90) days after the end of each fiscal year of the Company, the consolidated, audited balance sheet of New Century Financial Corporation, and the balance sheets of the Company, as of the end of each such fiscal year, and the audited statements of income and changes in equity of each of the above entities, and the audited statement of cash flows of New Century Financial Corporation (inclusive of the Company), for such fiscal year and (y) as soon as available and in any event within forty-five (45) days after the end of each quarter (including the fourth quarter), the consolidated and consolidating, unaudited balance sheet of New Century Financial Corporation (inclusive of the Company) as of the end of each quarter, and the unaudited statements of income and changes in equity of New Century Financial Corporation (inclusive of the Company), and the unaudited statement of cash flows of New Century Financial Corporation (inclusive of the Company), for the portion of the fiscal year then ended, and (z) within 45 days after the end of each month, monthly consolidated and unaudited statements of income and changes in equity (and, to the extent available, cash flow statements) and balance sheets as provided in clause (y), all of which have been prepared in accordance with GAAP and certified by such New Century Financial Corporation’s, or the Company’s, as applicable, chief financial officer in the form of a compliance certificate to be delivered along with the above financial statements.

Termination of Purchase Obligations. Each of the following shall constitute a termination event under this Purchase Agreement (each, a “Termination Event”):

11.2(d) and (e)

...

(d) An Event of Bankruptcy with respect to the Purchaser, the Seller, NC Capital Corporation or New Century Financial Corporation;

(e) The Company or New Century Financial Corporation shall fail to pay (after demand, if required, and expiration of any applicable grace period) any of its debt obligations in an aggregate amount in excess of $20,000,000 resulting in acceleration of such debt;

Section ref.	Section
Security Agreement

3.01(e)	Litigation. Other than as disclosed in the most recent 10-K and 10-Q filings with the Securities Exchange Commission by New Century Financial Corporation, there is no action, suit or proceeding pending against or, to the knowledge of the Company, threatened against or affecting the Company or its Assets before any court or arbitrator or any Governmental Authority with respect to which there is a reasonable possibility of an adverse decision that could materially adversely affect the financial position, results of operations, business, properties, performance, prospects or condition (financial or otherwise) of the Company or which in any manner draws into question the validity or enforceability of this Security Agreement or any other Program Document or the ability of the Company to perform its obligations hereunder or thereunder.

7.01(f)

Events of Default. Each of the following events shall constitute an event of default under this Security Agreement with respect to the Senior Notes (each, an “Event of Default”):

...

(f) The occurrence of an Event of Bankruptcy with respect to the Company, the Seller, NC Capital Corporation or New Century Financial Corporation;

Definition of “Cash Collateral Event”	“Cash Collateral Event” any one or more of the following: (i) [RESERVED] (ii) the Tangible Net Worth of New Century Financial Corporation on the last day of each of its fiscal quarters shall be less than the sum of (1) $800,000,000, and (2) fifty percent (50%) of all increases in shareholders’ equity in New Century Financial Corporation attributable to issuances of common stock since October [ ], 2004[4], (iii) the Seller and the Purchaser, on a consolidated basis, shall have a ratio of Total Indebtedness to Tangible Net Worth greater than 10:1, measured on the last day of each fiscal quarter of the Seller and the Purchaser, (iv) New Century Financial Corporation shall cease to be a real estate investment trust for U.S. federal income tax purposes, or shall have a ratio of Total Indebtedness to Tangible Net Worth not greater than 10:1, measured on the last day of each of its fiscal quarters, or (v) the Seller and Purchaser, together with New Century Financial Corporation on a consolidated basis, shall have Liquidity in an amount equal to not less than $80,000,000.

Section 2.04 Amendment to Reference to “Soldiers’ and Sailors’ Civil Relief Act of 1940.” Section 3.2(ii) of the Mortgage Loan Purchase and Servicing Agreement is hereby

[4]	This will be the date that the capital raising conducted in connection with the REIT conversion is completed.

amended by deleting reference to the “Soldiers’ and Sailors’ Civil Relief Act of 1940” and substituting therein reference to the “Servicemembers’ Civil Relief Act of 1940.”

ARTICLE III

MISCELLANEOUS

Section 3.01 Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

Section 3.02 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

Section 3.03 Effectiveness. This Amendment shall be effective upon (a) successful completion of the transactions referred to in the Proxy Statement/Prospectus, (b) its execution and delivery by all the parties hereto, and (c) receipt of Rating Agency Confirmation.

Section 3.04 GOVERNING LAW. THE PARTIES HERETO AGREE THAT THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE APPLICATION OF CHOICE OF LAW PRINCIPLES THEREOF.

IN WITNESS WHEREOF, this amendment has been signed and delivered by the parties as of the date first above written.

VON KARMAN FUNDING LLC, as Issuer

By:	NEW CENTURY MORTGAGE CORPORATION, as Manager

By:	/s/ Kevin Cloyd
Name: Kevin Cloyd
Title: Executive Vice President

NEW CENTURY MORTGAGE CORPORATION, as Seller and Servicer

By:	/s/ Kevin Cloyd
Name: Kevin Cloyd
Title: Executive Vice President

CITIBANK, N.A., as Swap Counterparty

By:	/s/ Steve Incontro
Name: Steve Incontro
Title: Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent

By:	/s/ Eileen Hughes
Name: Eileen Hughes
Title: Vice President